Upland Software Acquires Advanced Processing & Imaging
--Acquisition Enhances Upland’s Workflow Automation Solution Family--

AUSTIN, Texas, April 27, 2016 - Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today announced that it has acquired Advanced Processing & Imaging (API), a highly effective content management platform driving workflow in governments and schools across North America. API will be combined with Upland’s enterprise workflow automation solution, FileBound, to create the industry’s most powerful workflow automation and document management platform.

Workflow automation and document management software is a large and growing market. Businesses across industries use workflow automation and document management tools to organize and automate document processes to improve ROI. FileBound is a leader in this industry, providing exceptional solutions in healthcare, education, legal, government and automotive markets. With the addition of API, Upland’s FileBound will expand service offerings in the municipal government and education verticals.

“We are very pleased to welcome Advanced Processing & Imaging and its valued customers to the Upland family,” said Jack McDonald, chairman and CEO of Upland Software. “FileBound and API power some of the most efficient organizations. The combined solution, with fortified strength in education and government verticals, will support even greater customer success.”

“FileBound is committed to driving efficiency and delivering outstanding value to our enterprise customers and resellers,” said Sean Nathaniel, CTO and SVP of Workflow Automation Solutions. “We look forward to ensuring the ongoing success of API’s customers. The combined organization is poised to deliver enterprise-level service and support to API customers, ultimately providing more value.”

“This is a very important milestone for our customers,” said Juan Rodriguez, founder and CEO of Advanced Processing & Imaging. “In combining Upland’s enterprise-level capabilities and the passion for customer experience that both companies share, we see significant value in this acquisition for our customers.”

The transaction will be immediately accretive to Upland’s Adjusted EBITDA per share. Further details regarding the transaction can be obtained in the Form 8-K filed April 27, 2016.

About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments, automate document-intensive business processes and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 2,000 customers and over 235,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.

About Advanced Processing & Imaging
For nearly two decades, Advanced Processing & Imaging has been helping K-12 School Districts, Local Government Agencies, and Small & Mid-Sized Businesses speed business processes, increase productivity, and reduce operating costs through more efficient business execution and reduced reliance on paper-based forms, documents, and processes. Advanced Processing & Imaging’s document management solution streamlines the storage, retrieval, and distribution of the documents required to power daily business operations. The company’s workflow automation solution automates existing business processes and presents information and documentation relevant for the task at hand, without having to manually search. For more information, visit http://www.apimg.com.

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share, and constant currency revenue.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.
Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus discontinued operations, plus the impact of amortization of purchased intangible assets, amortization debt discount, stock-based compensation expenses, acquisition-related costs, nonrecurring litigation expenses, purchase accounting adjustments for deferred revenue, nonrecurring provision for income tax, and the related tax effect of the adjustments above.
Upland defines constant currency revenue as reported revenue adjusted for foreign currency exchange rates. In order to compute constant currency revenue, Upland converts the current period's local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The foreign exchange impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.
Annualized recurring revenue value as of December 31 equals the monthly value of our recurring revenue contracts measured as of December 31 multiplied by 12. We define annual dollar renewal rate (also referred to as net dollar retention rate) as of December 31 as the aggregate annualized recurring revenue value at December 31 from those customers that were also customers as of December 31 of the prior fiscal year, divided by the aggregate annualized recurring revenue value from all customers as of December 31 of the prior fiscal year.
Upland's earnings press releases containing such non-GAAP reconciliations can be found on the Investor Relations section of Upland's website at investor.uplandsoftware.com.

Forward-looking Statements
This release contains forward-looking statements which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements.

Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may" or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K, filed with the SEC, and our recent Annual Report on Form 10-K filed with the SEC on March 30, 2016. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

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Contact
Leslie Canter
512-960-1028
media@uplandsoftware.com